                     MANAGED MUNICIPALS PORTFOLIO II INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

                        TO BE HELD ON DECEMBER 13, 1995

                            ----------------------

To the Shareholders of Managed Municipals Portfolio II Inc.:

  The Annual Meeting of Shareholders of MANAGED MUNICIPALS PORTFOLIO II INC. (the "Portfolio") will be held at the Portfolio's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York at 11:00 a.m. on December 13, 1995 for the following purposes:

    1. To elect two Class II Directors to the Board of Directors;

    2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Portfolio for the current fiscal year;

    3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

  The close of business on October 16, 1995 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors,

                                       Christina T. Sydor
                                       Secretary

November 9, 1995

                            ----------------------

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE PORTFOLIO. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

  3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

                       REGISTRATION                           VALID SIGNATURE
                       ------------                           ---------------
CORPORATE ACCOUNTS
------------------
 (1) ABC Corp. ............................................ ABC Corp.
 (2) ABC Corp. ............................................ John Doe, Treasurer
 (3) ABC Corp.
          c/o John Doe, Treasurer.......................... John Doe
 (4) ABC Corp. Profit Sharing Plan......................... John Doe, Trustee

TRUST ACCOUNTS
--------------
 (1) ABC Trust............................................. Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee
          u/t/d 12/28/78................................... Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
----------------------------
 (1) John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA.................... John B. Smith
 (2) Estate of John B. Smith............................... John B. Smith, Jr.,
                                                            Executor

                     MANAGED MUNICIPALS PORTFOLIO II INC.
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                            ----------------------

                        ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 13, 1995

                            ----------------------

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Managed Municipals Portfolio II, Inc. (the "Portfolio") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio to be held at the Portfolio's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on December 13, 1995, and at any adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders.

  The cost of soliciting proxies will be borne by the Portfolio. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Portfolio; Smith Barney Inc. ("Smith Barney"), the Portfolio's distributor; and/or The Shareholder Services Group, Inc., a subsidiary of First Data Corporation ("TSSG"), the Portfolio's transfer agent may solicit proxies in person or by telephone, telegraph, or mail. Smith Barney and Smith Barney Mutual Funds Management Inc. ("SBMFM") are each located at 388 Greenwich Street, New York, New York 10013; TSSG is located at 53 State Street, Boston, Massachusetts 02109.

  The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended August 31, 1995 has previously been furnished to all shareholders of the Portfolio. This proxy statement and form of proxy are first being mailed to shareholders on or about November 9, 1995. The Portfolio will provide additional copies of the annual report to any shareholder upon request by calling the Portfolio at 1-800-224-7523.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for the purpose of obtaining the required approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Portfolio voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Portfolio voting on the matter. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Portfolio at the Portfolio's address indicated above or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the person named in the enclosed proxy to vote in accordance with their best judgment.

  The Board of Directors of the Portfolio has fixed the close of business on October 16, 1995 as the Record Date ("Record Date") for the determination of shareholders of the Portfolio to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Portfolio on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of business on October 16, 1995, the Portfolio had outstanding 11,216,688 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 10,939,983 or 98% of the Portfolio's shares were held in accounts but not beneficially owned by CEDE & Co., c/o Depository Trust Company, Box 20 Bowling Green Station, New York, New York 10004-9998. At the close of business on October 16, 1995, no other person (including any "group" as that term is used in Section 13(d) of the Exchange Act of 1934) to the knowledge of the Board of Directors or the Portfolio, beneficially owned more than 5% of the outstanding share of the Portfolio. As of Record Date, the officers and Board members of the Portfolio beneficially owned less than 1% of the outstanding shares of the Portfolio.

  As of the Record Date, to the knowledge of the Portfolio, no shares of Smith Barney's ultimate parent corporation, The Travelers ("Travelers"), were held by Board Members who are not interested persons of the Portfolio (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act").

  In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are subject to the Meeting, the percentage of votes actually cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to reasons for the solicitations. The persons named as proxies will vote in favor of such adjournments those shares which they are entitled to vote and which have voted in favor of such proposals.

  In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on December 13, 1995.

                                  PROPOSAL 1
                        ELECTION OF CLASS II DIRECTORS

  The Board of Directors of the Portfolio is divided into three classes. The directors serving in Class II have terms expiring at the Annual Meeting; each Class II director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the Annual Meeting in 1998) or until their successors have been duly elected and qualified.

  The Board of Directors of the Portfolio knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Portfolio. Mr. McLendon has served in this capacity since the Portfolio inception and Mr. Frankel became a director in 1994. Any Director considered an "interested person" as defined in the 1940 Act is indicated by an asterisk (*):

                                                                 NUMBER OF THE
                                                                  PORTFOLIO'S
                                                                  COMMON STOCK
                                                                  BENEFICIALLY
   NAME, AGE, PRINCIPAL OCCUPATION AND OTHER      SERVED AS A     OWNED AS OF
 BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS  DIRECTOR SINCE OCTOBER 16, 1995
 ----------------------------------------------  -------------- ----------------
PERSONS NOMINATED FOR ELECTION AS DIRECTORS
Heath B. McLendon* (62)                               1992            620
 388 Greenwich Street, 22nd Floor
 New York, New York 10013
 Managing Director of Smith Barney Inc.,
 Chairman of Smith Barney Strategy Advisers Inc.
 and President SBMFM; prior to July 1993, Senior
 Executive Vice President of Shearson Lehman
 Brothers Inc., Vice Chairman of Asset
 Management Division of Shearson Lehman Brothers
 Inc., Director of PanAgora Asset Management,
 Inc. and PanAgora Asset Management Limited

                                                                 NUMBER OF THE
                                                                  PORTFOLIO'S
                                                                  COMMON STOCK
                                                                  BENEFICIALLY
   NAME, AGE, PRINCIPAL OCCUPATION AND OTHER      SERVED AS A     OWNED AS OF
 BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS  DIRECTOR SINCE OCTOBER 16, 1995
 ----------------------------------------------  -------------- ----------------
Robert A. Frankel (68)                                1994            200
 102 Grand Street
 Croton-on-Hudson, New York 10520
 Managing Partner of Robert A. Frankel
 Management Consultants. Former Corporate Vice
 President of The Readers Digest Assoc. Inc.
DIRECTORS CONTINUING IN OFFICE
Charles Barber (76)                                   1992            --
 Consultant; formerly Chairman of the Board,
 ASARCO Incorporated
Dwight B. Crane (56)                                  1992            450
 450 Harvard Business School
 Soldiers Field Road
 Boston, MA 02163
Allan J. Bloostein (64)                               1992            --
 Consultant, formerly Vice Chairman of the Board
 of May Department Stores Company; Director of
 Crystals Brands, Inc. Melville Corp., R.G.
 Barry Corp. and Hechinger Co.
Martin Brody (72)                                     1992            100
 Vice Chairman of the Board of Directors of
 Restaurant Associates Corp.; Director of
 Jaclyn, Inc. an apparel manufacturer

  Section 16(a) of the Exchange Act requires the Portfolio's officers and directors and persons who beneficially own more than ten percent of the Portfolio's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Portfolio believes that during its fiscal year ended August 31, 1995, all filing requirements applicable to such persons were complied with.

  The Portfolio has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Portfolio has an audit committee composed of directors who are not interested persons of the Portfolio (the "independent directors") which is charged with recommending a firm of independent auditors to the Portfolio and reviewing the accounting matters with the auditors.

  During the Portfolio's last fiscal year four in-person meetings of the Board of Directors of the Portfolio was held, all four were regular meetings. No director attended less than 75% of these meetings.

  Only the independent directors are compensated by the Portfolio for their services as directors. Aggregate fees of $44,191 were paid to such directors by the Portfolio during the fiscal year ended on August 31, 1995. Fees for independent directors are set at $5,000 per annum plus $500 per Board meeting attended. Officers of the Portfolio are compensated by Smith Barney.

  The following table shows the compensation paid by the Portfolio to each director, during the Portfolio's last fiscal year.

                                      TOTAL COMPENSATION
                                        FROM PORTFOLIO   NUMBER OF PORTFOLIOS
                                           COMPLEX        FOR WHICH DIRECTOR
                   TOTAL COMPENSATION       AS OF           SERVES WITHIN
 NAME OF PERSON      FROM PORTFOLIO   DECEMBER 31, 1995        COMPLEX
 --------------    ------------------ ------------------ --------------------
Charles Barber           $9,750            $ 40,500                6
Martin Brody              8,000             111,675               20
Dwight Crane              7,500             125,975               22
Allan Bloostein           8,000              79,000                8
Robert Frankel            8,000              75,850                8
Heath B. McLendon           --                  --                41

  The following is a list of the current executive officers of the Portfolio, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                      PRINCIPAL OCCUPATIONS
                                   POSITION           AND OTHER AFFILIATIONS
      NAME AND AGE           (YEAR FIRST ELECTED)   DURING THE PAST FIVE YEARS
      ------------           --------------------   --------------------------
Heath B. McLendon, 62      Chief Executive Officer  (see table of
                            and Chairman of the      directors above)
                            Board (1992)
Jessica M. Bibliowicz, 35  President (1995)         Executive Vice
                                                     President of Smith
                                                     Barney Inc.; prior
                                                     to 1994, Director of
                                                     Sales and Marketing
                                                     for Prudential
                                                     Mutual Funds; prior
                                                     to 1991, First Vice
                                                     President, Asset
                                                     Management Division
                                                     of Shearson Lehman
                                                     Brothers Inc.
Lewis E. Daidone, 37       Senior Vice President;   Managing Director of
                            and Treasurer (1992)     Smith Barney Inc.;
                                                     Chief Financial
                                                     Officer, and Senior
                                                     Vice President of
                                                     SBMFM.
Joseph P. Deane, 39        Vice President (1992)    Managing Director of
                                                     SBMFM; Investment
                                                     Officer prior to
                                                     July 1993, Managing
                                                     Director of Shearson
                                                     Lehman Advisors.
Christina T. Sydor, 44     Secretary (1992)         Managing Director of
                                                     Smith Barney Inc.;
                                                     General Counsel and
                                                     Secretary of SBMFM.

  The Board of Directors, including all of the independent Board members, recommends that you vote "FOR" the election of nominees to the Board.

                                  PROPOSAL 2
              RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
                        AS THE INDEPENDENT ACCOUNTANTS
                 FOR THE PORTFOLIO FOR THE CURRENT FISCAL YEAR

  KPMG Peat Marwick LLP ("KPMG") have been selected as the independent auditors to audit the accounts of the Portfolio for during the fiscal year ending August 31, 1996 by a majority of the independent directors by a vote cast in person subject to ratification by the shareholders at the Meeting (the entire Board concurred in the selection). KPMG also serves as the independent auditors for the Portfolio, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Portfolio, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

  If the Portfolio receives a written request from any shareholder at least five days prior to the Meeting stating that such shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Portfolio's financial statements, the Portfolio will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG. The Board of Directors, including all of the independent Board members, recommends that the shareholders vote "FOR" the ratification of the selection of independent auditors.

                      DEADLINE FOR SHAREHOLDER PROPOSALS

  Shareholder proposals intended to be presented at the 1996 Annual Meeting of Shareholders of the Portfolio must be received by May 1, 1996 to be included in the proxy statement and form of proxy relating to that meeting. The Portfolio expects that the 1996 Annual Meeting will be held in late November or early December 1996.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

November 9, 1995